Exhibit 99.1

Investor Presentation Noble Financial’s Austin Power Brokers June 8, 2009

Portions of this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, as well as trends and conditions in our markets and technologies, market opportunity, and our plans regarding our business strategies. These statements can generally be identified by such words as “expects,” “plans,” “believes,” “anticipates,” “should,” “may,” “will” and similar words or expressions. Forward-looking statements are not guarantees of performance but rather reflect our current expectations, assumptions and beliefs based upon information currently available to us. Investors are cautioned that all forward-looking statements are subject to risks and uncertainties which are difficult to predict and that could cause actual results to differ materially from those projected. Many of these risks and uncertainties are described in Part I of our Form 10-K for the fiscal year ended October 31, 2008 under the heading “Risk Factors”, and in our subsequently filed quarterly reports. Some of these risk factors include: the U.S. economic crisis and its impact on capital spending trends in the Company’s markets; reduced availability of credit; the Nortel Networks bankruptcy filing; the financial condition of our suppliers and changes in their distribution strategies and support; unpredictable quarter to quarter revenues; our ability to maintain and improve upon current gross profit margins; the success of the Mitel product and services offering; our ability to acquire and retain the technical competencies needed to implement new advanced communications technologies; intense competition and industry consolidation; dependence upon a single customer for the recent growth in the our Managed Services offering; and the availability and retention of revenue professionals and certified technicians. Investors are cautioned that the foregoing list of important risk factors is not exclusive. These and other factors should be considered carefully and investors should not place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date made and we do not undertake to update any forward-looking statement that is contained in any communications. GAAP Reconciliation The Company uses EBITDA (earnings before net interest, income taxes, depreciation and amortization) as part of its overall assessment and comparison of financial performance between accounting periods. XETA believes that EBITDA is often used by the financial community as a method of measuring the Company’s performance and of evaluating the market value of companies considered to be in similar businesses. EBITDA is a non-GAAP financial measure and should not be considered an alternative to net income or cash provided by operating activities, as defined by accounting principles generally accepted in the United States (“GAAP”). A reconciliation of EBITDA to net income is provided in Exhibit A of this presentation. Forward-Looking Statements -2-

27 year operating history, Profitable for 18 straight years Sell, install and service enterprise communications systems and applications for Fortune 1000 customers with multiple locations Significant market share with hospitality customers, moving aggressively into much larger commercial market XETA (Nasdaq: XETA) at a Glance Nationwide Footprint - Over 390 employees offering nationwide service and support through more than 32 locations Partner with three leading voice equipment vendors at the highest levels - Nortel, Avaya, and Mitel Recent Stock Price : $2.50 Market Cap: $25 Million FY08 Revenue: $84 Million Tangible Book Value/Share: $1.41 FY08 EBITDA: FY08 EPS: $5.5 Million $0.20 -3-

What We Do Software and Equipment Suppliers Wholesale Partners Enterprise Customers XETA Direct 1. Sell 2. Install 3. Service -4-

Taking Market Share: Well-positioned to acquire significant market share with targeted 15% top-line organic growth over the next 3 to 5 years. Improving Profitability: Shift in the revenue mix and operating leverage....targeted EBITDA of 10% to 12% versus 6.5% in FY08. Recurring Revenue Increases Predictability: Growing base of recurring revenue will drive earnings growth and predictability. Competitive Differentiated: One of two systems integrators that can sell/install/service both Avaya and Nortel at the highest levels. Investment Considerations -5-

Size of Addressable Market $6 Billion Market Sources: Forrester, JPMorgan, Synergy, T3i Group, TEQConsult Group, Avaya, Nortel, Company Estimates Equipment Service # of Lines Shipped/ Serviced Annually (U.S.) 8-10 million 86 million Avaya/ Nortel/ Mitel Market Share 40% 50% Avaya/ Nortel/ Mitel Annual Revenue Opportunity $2 billion $4 billion -6-

National Independents Regional Integrators Systems Integrators Network Providers Local Integrators Competencies Coverage Competitive Landscape -7-

Competitively Differentiated – Why XETA? Nationwide sales and service footprint In-house 24/7 contact center 27 year operating history Public company with verifiable financials -8-

Competitively Differentiated – Why XETA? Nationwide Customer List Fortune 1000 with Multiple Locations -9-

Competitively Differentiated – Why XETA? 1,000 dealers 14 with Elite Certification One of two vendors with highest certification from both Avaya and Nortel Avaya Partner of the Year Award Nortel Services Innovation Award 1,500 dealers 4 National Partners with Platinum Certification -10-

Multiple Avenues of Growth Take share from local and regional players Innovative wholesale model creates win-win-win for XETA, wholesale partners and end customers Focus on industry verticals – Government & Education Consolidation opportunities among local and regional players -11-

 National Independents Regional Integrators Systems Integrators Network Providers Local Integrators Competencies Coverage Acquire Market Share Take market share from local and regional players Acquire market share by partnering with OEM’s, service providers, and systems integrators -12-

Wholesale Relationships Programs Acquire Market Share – Unique Wholesale model Creates Win-Win-Win for Partners, End Customers and XETA Samsung BCS Dealers -13-

Target both Scale and Scope Strategic Recurring Revenue Added Coverage and Competency Targeted Customers and Talent Operational Manufacturer Competencies and Relationships Comparable Business Models Cultural Fit Economic Deal Size $5M to $25M Annual Revenues EBITDA contribution Accretive Accelerate Growth Through Targeted Acquisitions -14-

Summatis Acquisition – Case Study Strategic Boston-based - Increased footprint in that area 20 employees 30% recurring service revenue Operational Nortel dealer with comparable model and cultural fit Economic > $5 million revenue < 3X EV/ EBITDA -15-

Experienced Leadership Team Greg Forrest – CEO and President – CEO since June 2007, joined the company in July 2005 through an acquisition. Prior to XETA, founded several fast-growing companies in the clothing, commercial interior and telecommunications industries. Robert Wagner – CFO – Joined the company in 1986. 24 years public Accounting/ financial management experience. Don Reigel – Executive Director, Avaya – Joined company in 1993. Prior to XETA, held senior sales management positions at large Avaya dealer. Scott Davis – Executive Director, Nortel – Joined company in 2006. 10 years senior sales positions inside Nortel. Paul Comeau – Executive Director of Operations – Joined the company in 2007. 25 years of achievements in field operations, call center, customer support center, sales engineering and business process improvement. Tom Luce – Executive Director, Managed Services – Joined the company during its founding in 1982. -16-

Revenue Mix Shift Current Mix ½ Services Future Mix 2/3 Services Increase in higher margin services revenue increases profitability and predictability 35% 46% 1% 18% Equipment & Application 33% Implementation & Structured Cable Services 12% Maintenance Service 55% Equipment & Application Other Maintenance Service Implementation & Structured Cable Services -17-

Historical Trends Total Revenue - 19% annual growth 2006-2008 - 12 quarters of growth through 1Q09 - TTM Growth 8% (In ,000’s) TTM - For the Trailing Twelve Month Period Ended in April -18- $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 3Q 4Q 1Q 2Q TTM 2007 TTM 2008 TTM 2009

Historical Trends Service Revenue - 20% annual growth 2006-2008 - 11 quarters of growth through 1Q09 - TTM Growth 10% TTM - For the Trailing Twelve Month Period Ended in April (In ,000’s) -19- $6,000 $8,000 $10,000 $12,000 $14,000 3Q 4Q 1Q 2Q TTM 2007 TTM 2008 TTM 2009 -19-

Targeted Operating Results 3-5 Year Targets TTM 2Q09 Gross Margin Systems 23% to 25% 26.1% Services 30% to 35% 30.5% Total 27% to 31% 26.9% Operating Expenses 18% to 20% 23.7% EBITDA Margin 10% to 12% 6.2% Net Margin 4% to 6% 2.1% * Excludes effect of one time non-cash charge of $350,000 during 1Q09 * * -20-

Systems Gross Margin Target – 23% to 25% Systems Gross Margin – Target 23% to 25% TTM 2Q09 – 26.1% Consistently within targeted range Focus on applications offsets pressure on equipment margin 20% 21% 22% 23% 24% 25% 26% 27% 28% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 -21-

Services Gross Margin Target – 30% to 35% Services Gross Margin – Target 30% to 35% TTM 2Q09 – 30.5% Sustainable operational improvements Improved utilization of our workforce/ less third party labor 20% 22% 24% 26% 28% 30% 32% 34% 36% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 -22-

Overall Gross Margin Target – 27% to 31% Overall Gross Margin – Target 27% to 31% TTM 2Q09 – 26.9% Mix shift to higher margin service revenue Sustainable operational improvements 20% 22% 24% 26% 28% 30% 32% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 -23-

Operating Expense Target – 18% to 20% Operation Expense - Target 18% to 20% of sales TTM 2Q09 – 23.7% Maintaining investment in sales and marketing Operating leverage to drive margin improvement 16% 18% 20% 22% 24% 26% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 -24-

EBITDA Margin Target – 10% to 12% EBITDA Margin Drivers TTM 2Q09 – 6.2%* Mix Shift to higher margin service revenue Operating Leverage to drive margin improvement * * Excludes one time non-cash charge of $350,000 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 -25-

Net Margin Target – 4% to 6% Net Margin Drivers TTM 2Q09 – 2.1%* Mix Shift to higher margin service revenue Operating Leverage to drive margin improvement * * Excludes one time non-cash charge of $350,000 -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 -26-

Financials – Balance Sheet 2Q09 FY08 Apr-09 Oct-08 ($,000) ($,000) Details Cash 6 64 AR 14,827 19,995 DSO 75 days 80 days Target - 50 to 60 days Revolving Line of Credit 759 2,524 $7.5M line LT Debt (Mortgage) 1,269 1,355 3 year term, 13 year amort Tangible Book Value Per share $1.41 $1.38 TTM Return on Equity 4.0%* 4.9% Target - 15% * Excludes effect of one time non-cash charge of $350,000 during 1Q09 -27-

Taking Market Share: Well-positioned to acquire significant market share with targeted 15% top-line organic growth over the next 3 to 5 years. Improving Profitability: Shift in the revenue mix and operating leverage....targeted EBITDA of 10% to 12% versus 6.5% in 2008. Recurring Revenue Increases Predictability: Growing base of recurring revenue will drive earnings growth and predictability. Competitive Differentiated: One of two systems integrators that can sell/install/service both Avaya and Nortel at the highest levels. Investment Considerations -28-

Investor Presentation Noble Financial’s Austin Power Brokers June 8, 2009

Exhibit A – EBITDA Reconciliation

Reconciliation of EBITDA (1) to Net Income	For the Quarter Ending						
	31-Jan-06	30-Apr-06	31-Jul-06	31-Oct-06	31-Jan-07	30-Apr-07	31-Jul-07
Net Income (Loss)	(140)	57	286	516	170	208	377
Interest	72	26	25	47	10	-	29
Provision for Income Taxes	(75)	47	184	334	120	140	244
Depreciation	128	125	127	127	123	130	140
Amortization	101	103	103	122	140	147	184
Other Non Cash							
EBITDA (1)	86	358	725	1,146	563	625	974

	For the Quarter Ending						
	31-Oct-07	31-Jan-08	30-Apr-08	31-Jul-08	31-Oct-08	31-Jan-09	30-Apr-09
Net Income (Loss)	677	389	371	591	705	2	183
Interest	54	103	69	96	66	30	29
Provision for Income Taxes	437	251	238	380	455	7	119
Depreciation	158	167	172	190	215	225	229
Amortization	186	203	255	265	296	322	335
Other Non Cash						350	
EBITDA (1)	1,512	1,113	1,105	1,522	1,737	936	895

1The Company uses EBITDA (earnings before net interest, income taxes, depreciation and amortization) as part of its overall assessment and comparison of financial performance between accounting periods. XETA believes that EBITDA is often used by the financial community as a method of measuring the Company's performance and of evaluating the market value of companies considered to be in similar businesses. EBITDA is a non-GAAP financial measure and should not be considered an alternative to net income or cash provided by operating activities, as defined by accounting principles generally accepted in the United States ("GAAP"). A reconciliation of EBITDA to net income is provided above.

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